Exhibit 24.1

                      POWER OF ATTORNEY



     Each of the undersigned Directors of PG&E Corporation

hereby constitutes and appoints LESLIE H. EVERETT, LINDA

Y.H. CHENG, WONDY S. LEE, ERIC MONTIZAMBERT, GARY P.

ENCINAS, JOHN E. FORD, and KATHLEEN HAYES, and each of them,

as his or her attorneys in fact with full power of

substitution to sign and file with the Securities and

Exchange Commission in his or her capacity as such Director

of said corporation one or more registration statements

relating to the offer and sale of 20 million shares of said

corporation's common stock and participant interests under

the Retirement Savings Plan maintained by said corporation,

and any and all amendments or supplements thereto, and

hereby ratifies all that said attorneys in fact or any of

them may do or cause to be done by virtue hereof.



     IN WITNESS WHEREOF, we have signed these presents this

17th day of February, 1999.



Robert D. Glynn, Jr.             Richard A.Clarke
-----------------------          ----------------------
Robert D. Glynn, Jr.             Richard A. Clarke
-----------------------          ----------------------
David A. Coulter                 Rebecca Q. Morgan
-----------------------          ----------------------
David A. Coulter                 Rebecca Q. Morgan
-----------------------          ----------------------
C. Lee Cox                       Mary S. Metz
-----------------------          ----------------------
C. Lee Cox                       Mary S. Metz
-----------------------          ----------------------
Barry Lawson Williams            Richard B. Madden
-----------------------          ----------------------
Barry Lawson Williams            Richard B. Madden
-----------------------
William S. Davila
-----------------------
William S. Davila
-----------------------
David M. Lawrence
-----------------------
David M. Lawrence
-----------------------
John C. Sawhill
-----------------------
John C. Sawhill

                      POWER OF ATTORNEY



          ROBERT D. GLYNN, JR., the undersigned, Chairman of the

Board, Chief Executive Officer, and President of PG&E

Corporation, hereby constitutes and appoints LESLIE H.

EVERETT, LINDA Y.H. CHENG, WONDY S. LEE, ERIC MONTIZAMBERT,

GARY P. ENCINAS, JOHN E. FORD, and KATHLEEN HAYES, and each

of them, as his attorneys in fact with full power of

substitution to sign and file with the Securities and

Exchange Commission in his capacity as Chairman of the Board and Chief Executive Officer (principal executive officer) of said corporation one or more registration statements

relating to the offer and sale of 20 million shares of said

corporation's common stock and participant interests under

the Retirement Savings Plan maintained by said corporation,

and any and all amendments or supplements thereto, and

hereby ratifies all that said attorneys in fact or any of

them may do or cause to be done by virtue hereof.



          IN WITNESS WHEREOF, I have signed these presents

this 17th day of February, 1999.







                                Robert D. Glynn, Jr.
                                ----------------------
                                Robert D. Glynn, Jr.

                      POWER OF ATTORNEY



          MICHAEL E. RESCOE, the undersigned, Senior Vice

President and Chief Financial Officer of PG&E Corporation,

hereby constitutes and appoints LESLIE H. EVERETT, LINDA

Y.H. CHENG, WONDY S. LEE, ERIC MONTIZAMBERT, GARY P.

ENCINAS, JOHN E. FORD, and KATHLEEN HAYES, and each of them,

as his attorneys in fact with full power of substitution to

sign and file with the Securities and Exchange Commission in his capacity as Senior Vice President and Chief Financial

Officer (principal financial officer) of said corporation

one or more registration statements relating to the offer

and sale of 20 million shares of said corporation's common

stock and participant interests under the Retirement Savings

Plan maintained by said corporation, and any and all

amendments or supplements thereto, and hereby ratifies all

that said attorneys in fact or any of them may do or cause

to be done by virtue hereof.



          IN WITNESS WHEREOF, I have signed these presents

this 17th day of February, 1999.





                                Michael E. Rescoe
                                ----------------------
                                Michael E. Rescoe

                      POWER OF ATTORNEY



          CHRISTOPHER P. JOHNS, the undersigned, Vice

President and Controller of PG&E Corporation, hereby

constitutes and appoints LESLIE H. EVERETT, LINDA Y.H.

CHENG, WONDY S. LEE, ERIC MONTIZAMBERT, GARY P. ENCINAS,

JOHN E. FORD, and KATHLEEN HAYES, and each of them, as his

attorneys in fact with full power of substitution to sign

and file with the Securities and Exchange Commission in his

capacity as Vice President and Controller (principal

accounting officer) of said corporation one or more

registration statements relating to the offer and sale of

20 million shares of said corporation's common stock and

participant interests under the Retirement Savings Plan

maintained by said corporation, and any and all amendments

or supplements thereto, and hereby ratifies all that said

attorneys in fact or any of them may do or cause to be done

by virtue hereof.



          IN WITNESS WHEREOF, I have signed these presents

this 17th day of February, 1999.





                                Christopher P. Johns
                                ------------------------
                                Christopher P. Johns